RenaissanceRe

RenaissanceRe Holdings Ltd.
Financial Supplement
March 31, 2022

Investors:
RenaissanceRe Holdings Ltd.
Keith McCue
Senior Vice President,
Finance & Investor Relations
T: +1 441 239 4830

Media:
RenaissanceRe Holdings Ltd.
Keil Gunther
Senior Vice President, Head of Global Marketing
& Client Communication
T: +1 441 239 4932

Kekst and Company
Dawn Dover
T: +1 212 521 4800

RenaissanceRe Holdings Ltd.
Contents

RenaissanceRe Holdings Ltd.
Basis of Presentation
RenaissanceRe Holdings Ltd. (the “Company” or “RenaissanceRe”) is a global provider of reinsurance and insurance. The Company provides property, casualty and specialty reinsurance and certain insurance solutions to customers, principally through intermediaries. Established in 1993, the Company has offices in Bermuda, Australia, Ireland, Singapore, Switzerland, the United Kingdom and the United States.
This financial supplement includes certain financial measures that are not calculated in accordance with generally accepted accounting principles in the U.S. (“GAAP”) including “operating income (loss) available (attributable) to RenaissanceRe common shareholders,” “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted,” “operating return on average common equity - annualized,” “tangible book value per common share,” “tangible book value per common share plus accumulated dividends,” “retained investment result” and “retained fixed maturity and short term investments, at fair value.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 19 through 23 for “Comments on Regulation G.”
Cautionary Statement under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995; Statements made in this financial supplement contain information about the Company's future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.'s filings with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q.
All information contained herein is unaudited. Unless otherwise noted, amounts are in thousands of United States Dollars, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company's website at www.renre.com for further information about RenaissanceRe.

i

Financial Highlights

	Three months ended
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Highlights
Gross premiums written	$2,942,964	$1,313,018	$1,774,180	$2,094,158	$2,652,442
Underwriting income (loss)	$200,278	$276,661	$(678,825)	$328,976	$(35,760)

Net investment income	$83,691	$80,483	$78,267	$80,925	$79,804
Net realized and unrealized gains (losses) on investments	(673,017)	(21,518)	(42,071)	191,018	(345,563)
Total investment result	$(589,326)	$58,965	$36,196	$271,943	$(265,759)

Net income (loss) available (attributable) to RenaissanceRe common shareholders	$(394,413)	$210,917	$(450,222)	$456,818	$(290,934)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders (1)	$151,945	$213,692	$(414,538)	$278,050	$4,395

Per share data
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$(9.10)	$4.65	$(9.75)	$9.36	$(5.87)
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$(9.10)	$4.65	$(9.75)	$9.35	$(5.87)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$3.50	$4.71	$(8.98)	$5.64	$0.09
Book value per common share	$121.44	$132.17	$128.91	$139.35	$131.15
Tangible book value per common share (1)	$115.55	$126.27	$123.24	$133.75	$125.73
Tangible book value per common share plus accumulated dividends (1)	$139.44	$149.79	$146.40	$156.55	$148.17
Change in tangible book value per common share plus change in accumulated dividends (1)	(8.2)%	2.8%	(7.6)%	6.7%	(5.3)%

Financial ratios
Combined ratio	86.5%	79.4%	145.1%	72.4%	103.1%
Return on average common equity - annualized	(28.1)%	14.2%	(28.4)%	27.6%	(17.1)%
Operating return on average common equity - annualized (1)	10.8%	14.4%	(26.1)%	16.8%	0.3%
Total investment return - annualized	(10.2)%	1.1%	0.7%	5.2%	(4.9)%
(1)    See “Comments on Regulation G” for a reconciliation of non-GAAP financial measures.

1

Summary Consolidated Financial Statements
Consolidated Statements of Operations

	Three months ended
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Revenues
Gross premiums written	$2,942,964	$1,313,018	$1,774,180	$2,094,158	$2,652,442
Net premiums written	$2,165,217	$1,116,560	$1,486,440	$1,512,292	$1,824,083
Decrease (increase) in unearned premiums	(678,792)	224,730	19,825	(319,502)	(670,247)
Net premiums earned	1,486,425	1,341,290	1,506,265	1,192,790	1,153,836
Net investment income	83,691	80,483	78,267	80,925	79,804
Net foreign exchange gains (losses)	(15,486)	(16,697)	(4,755)	3,234	(22,788)
Equity in earnings (losses) of other ventures	(6,390)	3,830	5,305	8,732	(5,558)
Other income (loss)	1,193	6,431	1,692	586	2,171
Net realized and unrealized gains (losses) on investments	(673,017)	(21,518)	(42,071)	191,018	(345,563)
Total revenues	876,416	1,393,819	1,544,703	1,477,285	861,902
Expenses
Net claims and claim expenses incurred	841,733	690,970	1,798,045	520,021	867,051
Acquisition expenses	376,507	333,986	328,048	285,590	267,234
Operational expenses	67,907	39,673	58,997	58,203	55,311
Corporate expenses	12,502	10,426	10,196	10,125	10,405
Interest expense	11,955	11,872	11,919	11,833	11,912
Total expenses	1,310,604	1,086,927	2,207,205	885,772	1,211,913
Income (loss) before taxes	(434,188)	306,892	(662,502)	591,513	(350,011)
Income tax benefit (expense)	36,707	(18,616)	23,630	(13,862)	19,516
Net income (loss)	(397,481)	288,276	(638,872)	577,651	(330,495)
Net (income) loss attributable to redeemable noncontrolling interests	11,912	(68,516)	198,495	(113,544)	46,850
Net income (loss) attributable to RenaissanceRe	(385,569)	219,760	(440,377)	464,107	(283,645)
Dividends on preference shares	(8,844)	(8,843)	(9,845)	(7,289)	(7,289)
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$(394,413)	$210,917	$(450,222)	$456,818	$(290,934)

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$(9.10)	$4.65	$(9.75)	$9.36	$(5.87)
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$(9.10)	$4.65	$(9.75)	$9.35	$(5.87)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$3.50	$4.71	$(8.98)	$5.64	$0.09

Return on average common equity - annualized	(28.1)%	14.2%	(28.4)%	27.6%	(17.1)%
Operating return on average common equity - annualized (1)	10.8%	14.4%	(26.1)%	16.8%	0.3%

2

Summary Consolidated Financial Statements
Consolidated Balance Sheets

	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Assets
Fixed maturity investments trading, at fair value	$13,029,085	$13,507,131	$13,839,248	$13,418,389	$13,309,234
Short term investments, at fair value	4,685,280	5,298,385	4,667,273	4,392,652	5,091,143
Equity investments trading, at fair value	873,268	546,016	527,839	577,090	503,137
Other investments, at fair value	2,182,479	1,993,059	1,738,737	1,585,036	1,379,056
Investments in other ventures, under equity method	81,106	98,068	93,344	91,938	91,362
Total investments	20,851,218	21,442,659	20,866,441	20,065,105	20,373,932
Cash and cash equivalents	1,563,056	1,859,019	1,440,734	1,789,756	1,286,661
Premiums receivable	4,851,513	3,781,542	4,141,899	4,481,492	3,928,122
Prepaid reinsurance premiums	1,185,982	854,722	1,137,556	1,361,041	1,229,716
Reinsurance recoverable	4,319,490	4,268,669	4,192,758	3,187,638	3,160,667
Accrued investment income	60,802	55,740	55,620	56,804	62,573
Deferred acquisition costs and value of business acquired	999,712	849,160	893,265	883,926	786,941
Receivable for investments sold	486,705	380,442	322,553	457,458	841,156
Other assets	287,485	224,053	240,491	196,959	318,249
Goodwill and other intangibles	242,116	243,496	245,015	246,576	248,080
Total assets	$34,848,079	$33,959,502	$33,536,332	$32,726,755	$32,236,097
Liabilities, Noncontrolling Interests and Shareholders' Equity
Liabilities
Reserve for claims and claim expenses	$13,510,304	$13,294,630	$13,233,244	$10,944,742	$10,953,383
Unearned premiums	4,546,305	3,531,213	4,039,546	4,284,260	3,833,155
Debt	1,168,872	1,168,353	1,137,829	1,137,304	1,136,783
Reinsurance balances payable	4,319,657	3,860,963	3,964,137	4,489,841	4,254,645
Payable for investments purchased	907,945	1,170,568	718,099	795,185	1,133,787
Other liabilities	314,141	755,441	235,665	201,398	436,437
Total liabilities	24,767,224	23,781,168	23,328,520	21,852,730	21,748,190
Redeemable noncontrolling interests	3,963,895	3,554,053	3,458,298	3,656,419	3,409,570
Shareholders' Equity
Preference shares	750,000	750,000	750,000	525,000	525,000
Common shares	44,193	44,445	46,540	48,026	49,970
Additional paid-in capital	513,631	608,121	927,862	1,153,881	1,450,627
Accumulated other comprehensive loss	(12,834)	(10,909)	(12,709)	(14,061)	(12,382)
Retained earnings	4,821,970	5,232,624	5,037,821	5,504,760	5,065,122
Total shareholders' equity attributable to RenaissanceRe	6,116,960	6,624,281	6,749,514	7,217,606	7,078,337
Total liabilities, noncontrolling interests and shareholders' equity	$34,848,079	$33,959,502	$33,536,332	$32,726,755	$32,236,097

Book value per common share	$121.44	$132.17	$128.91	$139.35	$131.15

3

Underwriting and Reserves
Consolidated Segment Underwriting Results

	Three months ended March 31, 2022
	Property	Casualty and Specialty	Total
Gross premiums written	$1,343,508	$1,599,456	$2,942,964
Net premiums written	$890,166	$1,275,051	$2,165,217
Net premiums earned	$618,591	$867,834	$1,486,425
Net claims and claim expenses incurred	259,761	581,972	841,733
Acquisition expenses	127,096	249,411	376,507
Operational expenses	46,932	20,975	67,907
Underwriting income (loss)	$184,802	$15,476	$200,278

Net claims and claim expenses incurred - current accident year	$276,519	$583,047	$859,566
Net claims and claim expenses incurred - prior accident years	(16,758)	(1,075)	(17,833)
Net claims and claim expenses incurred - total	$259,761	$581,972	$841,733

Net claims and claim expense ratio - current accident year	44.7%	67.2%	57.8%
Net claims and claim expense ratio - prior accident years	(2.7)%	(0.1)%	(1.2)%
Net claims and claim expense ratio - calendar year	42.0%	67.1%	56.6%
Underwriting expense ratio	28.1%	31.1%	29.9%
Combined ratio	70.1%	98.2%	86.5%

	Three months ended March 31, 2021
	Property	Casualty and Specialty	Total
Gross premiums written	$1,616,819	$1,035,623	$2,652,442
Net premiums written	$1,008,460	$815,623	$1,824,083
Net premiums earned	$605,166	$548,670	$1,153,836
Net claims and claim expenses incurred	498,832	368,219	867,051
Acquisition expenses	112,754	154,480	267,234
Operational expenses	35,375	19,936	55,311
Underwriting income (loss)	$(41,795)	$6,035	$(35,760)

Net claims and claim expenses incurred - current accident year	$503,994	$372,089	$876,083
Net claims and claim expenses incurred - prior accident years	(5,162)	(3,870)	(9,032)
Net claims and claim expenses incurred - total	$498,832	$368,219	$867,051

Net claims and claim expense ratio - current accident year	83.3%	67.8%	75.9%
Net claims and claim expense ratio - prior accident years	(0.9)%	(0.7)%	(0.8)%
Net claims and claim expense ratio - calendar year	82.4%	67.1%	75.1%
Underwriting expense ratio	24.5%	31.8%	28.0%
Combined ratio	106.9%	98.9%	103.1%

4

Underwriting and Reserves
Segment Underwriting Results

	Three months ended
Property Segment	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Gross premiums written	$1,343,508	$384,657	$773,692	$1,183,556	$1,616,819
Net premiums written	$890,166	$375,112	$681,095	$803,335	$1,008,460
Net premiums earned	$618,591	$626,359	$816,376	$560,397	$605,166
Net claims and claim expenses incurred	259,761	243,356	1,323,678	97,150	498,832
Acquisition expenses	127,096	131,007	134,179	109,238	112,754
Operational expenses	46,932	28,898	40,448	38,887	35,375
Underwriting income (loss)	$184,802	$223,098	$(681,929)	$315,122	$(41,795)

Net claims and claim expenses incurred - current accident year	$276,519	$274,649	$1,469,613	$148,133	$503,994
Net claims and claim expenses incurred - prior accident years	(16,758)	(31,293)	(145,935)	(50,983)	(5,162)
Net claims and claim expenses incurred - total	$259,761	$243,356	$1,323,678	$97,150	$498,832

Net claims and claim expense ratio - current accident year	44.7%	43.8%	180.0%	26.4%	83.3%
Net claims and claim expense ratio - prior accident years	(2.7)%	(4.9)%	(17.9)%	(9.1)%	(0.9)%
Net claims and claim expense ratio - calendar year	42.0%	38.9%	162.1%	17.3%	82.4%
Underwriting expense ratio	28.1%	25.5%	21.4%	26.5%	24.5%
Combined ratio	70.1%	64.4%	183.5%	43.8%	106.9%

	Three months ended
Casualty and Specialty Segment	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Gross premiums written	$1,599,456	$928,361	$1,000,488	$910,602	$1,035,623
Net premiums written	$1,275,051	$741,448	$805,345	$708,957	$815,623
Net premiums earned	$867,834	$714,931	$689,889	$632,393	$548,670
Net claims and claim expenses incurred	581,972	447,614	474,367	422,871	368,219
Acquisition expenses	249,411	202,979	193,869	176,352	154,480
Operational expenses	20,975	10,775	18,549	19,316	19,936
Underwriting income (loss)	$15,476	$53,563	$3,104	$13,854	$6,035

Net claims and claim expenses incurred - current accident year	$583,047	$457,080	$476,082	$423,917	$372,089
Net claims and claim expenses incurred - prior accident years	(1,075)	(9,466)	(1,715)	(1,046)	(3,870)
Net claims and claim expenses incurred - total	$581,972	$447,614	$474,367	$422,871	$368,219

Net claims and claim expense ratio - current accident year	67.2%	63.9%	69.0%	67.0%	67.8%
Net claims and claim expense ratio - prior accident years	(0.1)%	(1.3)%	(0.2)%	(0.1)%	(0.7)%
Net claims and claim expense ratio - calendar year	67.1%	62.6%	68.8%	66.9%	67.1%
Underwriting expense ratio	31.1%	29.9%	30.8%	30.9%	31.8%
Combined ratio	98.2%	92.5%	99.6%	97.8%	98.9%

5

Underwriting and Reserves
Property Segment - Catastrophe and Other Property Underwriting Results

	Three months ended March 31, 2022			Three months ended March 31, 2021
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$886,091	$457,417	$1,343,508	$1,131,125	$485,694	$1,616,819
Net premiums written	$601,787	$288,379	$890,166	$660,120	$348,340	$1,008,460
Net premiums earned	$278,997	$339,594	$618,591	$340,980	$264,186	$605,166
Net claims and claim expenses incurred	75,255	184,506	259,761	334,011	164,821	498,832
Acquisition expenses	34,808	92,288	127,096	41,378	71,376	112,754
Operational expenses	38,142	8,790	46,932	28,366	7,009	35,375
Underwriting income (loss)	$130,792	$54,010	$184,802	$(62,775)	$20,980	$(41,795)

Net claims and claim expenses incurred - current accident year	$103,565	$172,954	$276,519	$338,475	$165,519	$503,994
Net claims and claim expenses incurred - prior accident years	(28,310)	11,552	(16,758)	(4,464)	(698)	(5,162)
Net claims and claim expenses incurred - total	$75,255	$184,506	$259,761	$334,011	$164,821	$498,832

Net claims and claim expense ratio - current accident year	37.1%	50.9%	44.7%	99.3%	62.7%	83.3%
Net claims and claim expense ratio - prior accident years	(10.1)%	3.4%	(2.7)%	(1.3)%	(0.3)%	(0.9)%
Net claims and claim expense ratio - calendar year	27.0%	54.3%	42.0%	98.0%	62.4%	82.4%
Underwriting expense ratio	26.1%	29.8%	28.1%	20.4%	29.7%	24.5%
Combined ratio	53.1%	84.1%	70.1%	118.4%	92.1%	106.9%

6

Underwriting and Reserves
Gross Premiums Written

	Three months ended
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Property Segment
Catastrophe	$886,091	$7,795	$335,493	$761,323	$1,131,125
Other property	457,417	376,862	438,199	422,233	485,694
Property segment gross premiums written	$1,343,508	$384,657	$773,692	$1,183,556	$1,616,819

Casualty and Specialty Segment
General casualty (1)	$480,142	$281,926	$346,754	$286,686	$343,170
Professional liability (2)	549,719	333,257	329,848	306,387	314,372
Financial lines (3)	259,104	139,799	128,586	86,175	144,386
Other (4)	310,491	173,379	195,300	231,354	233,695
Casualty and Specialty segment gross premiums written	$1,599,456	$928,361	$1,000,488	$910,602	$1,035,623

(1)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)	Includes directors and officers, medical malpractice, and professional indemnity.
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other classes of business, and are allocated accordingly.

7

Underwriting and Reserves
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
March 31, 2022
Property	$1,679,877	$1,956,369	$2,597,013	$6,233,259
Casualty and Specialty	1,839,996	127,342	5,309,707	7,277,045
Total	$3,519,873	$2,083,711	$7,906,720	$13,510,304

December 31, 2021
Property	$1,555,210	$1,996,760	$2,825,718	$6,377,688
Casualty and Specialty	1,784,334	128,065	5,004,543	6,916,942
Total	$3,339,544	$2,124,825	$7,830,261	$13,294,630

September 30, 2021
Property	$1,265,040	$1,319,022	$4,005,279	$6,589,341
Casualty and Specialty	1,768,649	151,263	4,723,991	6,643,903
Total	$3,033,689	$1,470,285	$8,729,270	$13,233,244

June 30, 2021
Property	$1,383,754	$1,513,549	$1,773,492	$4,670,795
Casualty and Specialty	1,727,051	133,041	4,413,855	6,273,947
Total	$3,110,805	$1,646,590	$6,187,347	$10,944,742

March 31, 2021
Property	$1,292,683	$1,333,734	$2,145,953	$4,772,370
Casualty and Specialty	1,801,362	147,822	4,231,829	6,181,013
Total	$3,094,045	$1,481,556	$6,377,782	$10,953,383

8

Underwriting and Reserves
Paid to Incurred Analysis

	Three months ended March 31, 2022			Three months ended March 31, 2021
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$13,294,630	$4,268,669	$9,025,961	$10,381,138	$2,926,010	$7,455,128
Incurred claims and claim expenses
Current year	1,019,596	160,030	859,566	1,221,981	345,898	876,083
Prior years	(2,041)	15,792	(17,833)	28,265	37,297	(9,032)
Total incurred claims and claim expenses	1,017,555	175,822	841,733	1,250,246	383,195	867,051
Paid claims and claim expenses
Current year	19,776	1,986	17,790	18,069	3,318	14,751
Prior years	731,325	122,520	608,805	622,819	136,331	486,488
Total paid claims and claim expenses	751,101	124,506	626,595	640,888	139,649	501,239
Foreign exchange (1)	(50,780)	(495)	(50,285)	(37,113)	(8,889)	(28,224)
Reserve for claims and claim expenses, end of period	$13,510,304	$4,319,490	$9,190,814	$10,953,383	$3,160,667	$7,792,716
(1)    Reflects the impact of the foreign exchange revaluation of the net reserve for claims and claim expenses denominated in non-U.S. dollars as at the balance sheet date.

9

Managed Joint Ventures and Fee Income
Fee Income
The table below reflects the total fee income earned through third-party capital management as well as various joint ventures and certain structured retrocession agreements to which the Company is a party. Joint ventures include DaVinciRe Holdings Ltd. (“DaVinciRe”), Top Layer Reinsurance Ltd., Vermeer Reinsurance Ltd. (“Vermeer”) and certain entities investing in Langhorne Holdings LLC. Managed funds include RenaissanceRe Upsilon Fund Ltd. and RenaissanceRe Medici Fund Ltd. (“Medici”). Structured reinsurance products and other include certain other vehicles and reinsurance contracts which transfer risk to capital.

	Three months ended
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Management fee income
Joint ventures	$13,395	$8,603	$8,602	$14,741	$11,128
Structured reinsurance products and other	7,224	8,542	8,646	8,677	8,774
Managed funds	6,603	7,578	6,606	8,552	8,622
Total management fee income	27,222	24,723	23,854	31,970	28,524

Performance fee income (loss)
Joint ventures	(103)	2,352	2,980	7,347	1,556
Structured reinsurance products and other	934	2,392	1,237	2,581	(1,293)
Managed funds	296	555	264	4,259	(4,798)
Total performance fee income (loss) (1)	1,127	5,299	4,481	14,187	(4,535)
Total fee income	$28,349	$30,022	$28,335	$46,157	$23,989
(1)Performance fees are based on the performance of the individual vehicles or products, and may be negative in a particular period if, for example, large losses occur, which can potentially result in no performance fees or the reversal of previously accrued performance fees.

The table below shows how the total fee income described above contributes to the Company's consolidated results of operations.

	Three months ended
Fee income contributing to:	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Underwriting income (loss) (1)	12,161	18,074	19,444	19,239	10,530
Earnings from equity method investments (2)	23	—	17	17	16
Redeemable noncontrolling interest (3)	16,165	11,948	8,874	26,901	13,443
Total fee income	$28,349	$30,022	$28,335	$46,157	$23,989

(1)The fees recorded through underwriting income (loss) are recorded as a reduction (increase) to operating expenses or acquisition expenses.
(2)The fees reflected as earnings from equity method investments are recorded through equity in earnings (losses) of other ventures.
(3)The fee income reflected as redeemable noncontrolling interest is recorded through net (income) loss attributable to redeemable noncontrolling interest. A positive number represents the fee income earned from third-party investors in the Company's Consolidated Managed Joint Ventures (as defined herein). Conversely, a negative number represents a reduction in fee income earned from third-party investors in the Company's Consolidated Managed Joint Ventures.

10

Managed Joint Ventures and Fee Income
Noncontrolling Interests
The Company consolidates the results of certain of its joint ventures and managed capital vehicles, namely, DaVinciRe, Medici and Vermeer (collectively, the “Consolidated Managed Joint Ventures”), on its consolidated balance sheets and statements of operations. Redeemable noncontrolling interests on the Company's consolidated balance sheets represents the portion of the net assets of the Consolidated Managed Joint Ventures attributable to third-party investors in these Consolidated Managed Joint Ventures. Net (income) loss attributable to redeemable noncontrolling interests on the Company's consolidated statements of operations represents the portion of the (income) loss associated with the Consolidated Managed Joint Ventures included on the Company's consolidated statements of operations that is attributable to third-party investors in these Consolidated Managed Joint Ventures.
A summary of the redeemable noncontrolling interests on the Company's consolidated statements of operations is set forth below:

	Three months ended
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Redeemable noncontrolling interest - DaVinciRe	$25,323	$(55,098)	$202,362	$(84,266)	$39,934
Redeemable noncontrolling interest - Medici	5,287	3,580	(6,526)	(11,989)	13,443
Redeemable noncontrolling interest - Vermeer	(18,698)	(16,998)	2,659	(17,289)	(6,527)
Net loss (income) attributable to redeemable noncontrolling interests (1)	$11,912	$(68,516)	$198,495	$(113,544)	$46,850
(1)A negative number in the table above represents net income earned by the Consolidated Managed Joint Ventures allocated to third-party investors. Conversely, a positive number represents net losses incurred by the Consolidated Managed Joint Ventures allocated to third-party investors.
A summary of the Company’s redeemable noncontrolling interests on its consolidated balance sheets is set forth below:

	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Redeemable noncontrolling interest - DaVinciRe	$1,775,503	$1,499,451	$1,443,589	$1,642,656	$1,555,714
Redeemable noncontrolling interest - Medici	941,912	856,820	883,925	880,320	737,702
Redeemable noncontrolling interest - Vermeer	1,246,480	1,197,782	1,130,784	1,133,443	1,116,154
Redeemable noncontrolling interests	$3,963,895	$3,554,053	$3,458,298	$3,656,419	$3,409,570

A summary of the redeemable noncontrolling economic ownership of third parties in the Consolidated Managed Joint Ventures is set forth below:

	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
DaVinciRe	69.1%	71.3%	71.3%	71.3%	71.3%
Medici	86.4%	85.3%	86.6%	86.6%	84.6%
Vermeer	100.0%	100.0%	100.0%	100.0%	100.0%

11

Managed Joint Ventures and Fee Income
DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations

	Three months ended
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Revenues
Gross premiums written	$425,315	$2,240	$168,770	$243,627	$342,033
Net premiums written	$399,189	$1,109	$159,697	$205,907	$315,476
Decrease (increase) in unearned premiums	(233,158)	134,218	79,853	(69,833)	(154,894)
Net premiums earned	166,031	135,327	239,550	136,074	160,582
Net investment income	8,968	6,937	6,549	7,118	8,261
Net foreign exchange gains (losses)	412	(561)	(818)	597	(590)
Net realized and unrealized gains (losses) on investments	(117,651)	(20,486)	(2,670)	4,389	(26,798)
Total revenues	57,760	121,217	242,611	148,178	141,455
Expenses
Net claims and claim expenses incurred	57,859	14,977	501,695	(19,754)	167,543
Acquisition expenses	19,582	19,242	14,490	31,593	16,317
Operational and corporate expenses	15,066	7,916	8,190	16,377	11,706
Interest expense	1,858	1,859	1,859	1,858	1,858
Total expenses	94,365	43,994	526,234	30,074	197,424
Income (loss) before taxes	(36,605)	77,223	(283,623)	118,104	(55,969)
Income tax benefit (expense)	—	—	—	(1)	—
Net income (loss) available (attributable) to DaVinciRe common shareholders	$(36,605)	$77,223	$(283,623)	$118,103	$(55,969)

Net claims and claim expenses incurred - current accident year	$68,135	$26,746	$561,674	$8,270	$181,716
Net claims and claim expenses incurred - prior accident years	(10,276)	(11,769)	(59,979)	(28,024)	(14,173)
Net claims and claim expenses incurred - total	$57,859	$14,977	$501,695	$(19,754)	$167,543

Net claims and claim expense ratio - current accident year	41.0%	19.8%	234.5%	6.1%	113.2%
Net claims and claim expense ratio - prior accident years	(6.2)%	(8.7)%	(25.1)%	(20.6)%	(8.9)%
Net claims and claim expense ratio - calendar year	34.8%	11.1%	209.4%	(14.5)%	104.3%
Underwriting expense ratio	20.9%	20.0%	9.5%	35.2%	17.5%
Combined ratio	55.7%	31.1%	218.9%	20.7%	121.8%

12

RenaissanceRe Holdings Ltd.
Investments
Total Investment Result

	Three months ended
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Fixed maturity investments trading	$62,417	$55,643	$56,825	$59,510	$62,933
Short term investments	1,136	464	514	782	573
Equity investments trading	2,754	4,077	1,823	1,626	1,491
Other investments
Catastrophe bonds	17,360	16,527	17,184	16,681	14,468
Other	5,552	8,100	7,571	9,339	3,801
Cash and cash equivalents	(41)	74	(38)	159	102
	89,178	84,885	83,879	88,097	83,368
Investment expenses	(5,487)	(4,402)	(5,612)	(7,172)	(3,564)
Net investment income	83,691	80,483	78,267	80,925	79,804

Net realized and unrealized gains (losses) on:
Fixed maturity investments trading, net of investments-related derivatives (1)	(618,253)	(116,689)	(31,424)	87,847	(261,759)
Equity investments trading, net of investments-related derivatives (1)	(56,053)	73,645	(21,680)	65,566	(67,922)
Other investments
Catastrophe bonds	(8,261)	(9,958)	(5,994)	2	(19,083)
Other	9,550	31,484	17,027	37,603	3,201
Net realized and unrealized gains (losses) on investments	(673,017)	(21,518)	(42,071)	191,018	(345,563)
Total investment result	$(589,326)	$58,965	$36,196	$271,943	$(265,759)

Total investment return - annualized	(10.2)%	1.1%	0.7%	5.2%	(4.9)%
(1)Net realized and unrealized gains (losses) on fixed maturity investments trading includes the impacts of interest rate futures, interest rate swaps, credit default swaps and total return swaps. Net realized and unrealized gains (losses) on equity investments trading includes the impact of equity futures.

13

Investments
Retained Investment Information
“Retained total investment result” is defined as consolidated total investment result less the portion attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures.

	Three months ended
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Total investment result
Net investment income	$83,691	$80,483	$78,267	$80,925	$79,804
Net realized and unrealized gains (losses) on investments	(673,017)	(21,518)	(42,071)	191,018	(345,563)
Total investment result	$(589,326)	$58,965	$36,196	$271,943	$(265,759)

Retained total investment result (1)
Retained net investment income	$62,676	$61,930	$60,105	$62,982	$62,598
Retained net realized and unrealized gains (losses) on investments	(584,624)	1,653	(37,975)	187,391	(318,688)
Retained total investment result	$(521,948)	$63,583	$22,130	$250,373	$(256,090)
(1)Includes total investment return, less the portion attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures. See “Comments on Regulation G” for a reconciliation of non-GAAP financial measures.
“Retained fixed maturity and short term investments, at fair value” is defined as total consolidated fixed maturity and short term investments, at fair value, less the portion of fixed maturity and short term investments, at fair value attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures.

	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Managed fixed maturity and short term investments portfolio (1)
Total consolidated fixed maturity and short term investments, at fair value	$17,714,365	$18,805,516	$18,506,521	$17,811,041	$18,400,377
Weighted average yield to maturity of fixed maturity and short term investments	2.3%	1.2%	1.1%	1.0%	1.2%
Average duration of fixed maturities and short term investments, in years	2.8	3.0	3.0	3.0	2.9
Retained fixed maturity and short term investments portfolio (2)
Retained fixed maturity and short term investments, at fair value	$12,087,801	$12,867,560	$13,032,675	$12,569,024	$12,736,000
Weighted average yield to maturity of retained fixed maturity and short term investments	2.7%	1.6%	1.3%	1.3%	1.5%
Average duration of retained fixed maturities and short term investments, in years	3.5	3.7	3.7	3.8	3.7
(1)Includes total consolidated fixed maturity and short term investments, at fair value, as presented on the Company's consolidated balance sheets.
(2)Includes total consolidated fixed maturity and short term investments, at fair value, less the portion of fixed maturity and short term investments, at fair value attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures. See “Comments on Regulation G” for a reconciliation of non-GAAP financial measures.

14

Investments
Investment Portfolio - Composition

Type of Investment	March 31, 2022		December 31, 2021		September 30, 2021		June 30, 2021		March 31, 2021
U.S. treasuries	$5,792,746	27.8%	$6,247,779	29.1%	$6,730,967	32.3%	$6,327,895	31.5%	$5,107,878	25.1%
Agencies	363,256	1.8%	361,684	1.7%	297,057	1.4%	325,051	1.6%	227,184	1.1%
Non-U.S. government	485,193	2.3%	549,613	2.6%	495,243	2.4%	508,320	2.5%	518,162	2.5%
Non-U.S. government-backed corporate	431,008	2.1%	474,848	2.2%	409,322	2.0%	396,966	2.0%	335,662	1.6%
Corporate	3,420,946	16.4%	3,214,438	15.0%	3,346,556	16.0%	3,387,433	16.9%	4,289,072	21.1%
Agency mortgage-backed	714,176	3.4%	721,955	3.4%	754,118	3.6%	703,757	3.5%	957,563	4.7%
Non-agency mortgage-backed	212,145	1.0%	233,346	1.1%	243,654	1.2%	260,432	1.3%	272,529	1.3%
Commercial mortgage-backed	567,186	2.7%	634,925	3.0%	621,153	3.0%	588,262	2.9%	713,044	3.5%
Asset-backed	1,042,429	5.0%	1,068,543	5.0%	941,178	4.5%	920,273	4.6%	888,140	4.4%
Total fixed maturity investments, at fair value	13,029,085	62.5%	13,507,131	63.1%	13,839,248	66.4%	13,418,389	66.8%	13,309,234	65.3%
Short term investments, at fair value	4,685,280	22.5%	5,298,385	24.7%	4,667,273	22.4%	4,392,652	21.9%	5,091,143	25.0%
Total consolidated fixed maturity and short term investments, at fair value	17,714,365	85.0%	18,805,516	87.8%	18,506,521	88.8%	17,811,041	88.7%	18,400,377	90.3%
Equity investments trading, at fair value	873,268	4.2%	546,016	2.5%	527,839	2.5%	577,090	2.9%	503,137	2.5%
Catastrophe bonds	1,233,023	5.9%	1,104,034	5.1%	1,037,640	5.0%	1,026,397	5.1%	941,604	4.6%
Direct private investments	80,213	0.4%	88,373	0.4%	84,587	0.4%	81,344	0.4%	75,874	0.4%
Fund investments	784,243	3.8%	725,802	3.4%	616,510	3.0%	477,295	2.4%	361,578	1.8%
Term loans	85,000	0.4%	74,850	0.3%	—	—%	—	—%	—	—%
Total other investments, at fair value	2,182,479	10.5%	1,993,059	9.2%	1,738,737	8.4%	1,585,036	8.0%	1,379,056	6.8%
Total managed investment portfolio	20,770,112	99.7%	21,344,591	99.5%	20,773,097	99.7%	19,973,167	99.6%	20,282,570	99.6%
Investments in other ventures, under equity method	81,106	0.3%	98,068	0.5%	93,344	0.3%	91,938	0.4%	91,362	0.4%
Total investments	$20,851,218	100.0%	$21,442,659	100.0%	$20,866,441	100.0%	$20,065,105	100.0%	$20,373,932	100.0%

15

Investments
Investment Portfolio - Fixed Maturity Investments

Credit Quality of Fixed Maturity Investments	March 31, 2022		December 31, 2021		September 30, 2021		June 30, 2021		March 31, 2021
AAA	$1,673,213	12.8%	$1,857,331	13.8%	$1,825,727	13.2%	$1,793,720	13.4%	$1,859,370	14.0%
AA	7,672,599	59.0%	8,155,048	60.3%	8,449,810	61.0%	7,982,119	59.5%	7,022,443	52.8%
A	1,295,601	9.9%	1,114,771	8.3%	1,063,127	7.7%	1,060,647	7.9%	1,504,569	11.3%
BBB	1,149,953	8.8%	1,073,103	7.9%	1,133,307	8.2%	1,171,756	8.7%	1,509,280	11.3%
Non-investment grade and not rated	1,237,719	9.5%	1,306,878	9.7%	1,367,277	9.9%	1,410,147	10.5%	1,413,572	10.6%
Total fixed maturity investments, at fair value	$13,029,085	100.0%	$13,507,131	100.0%	$13,839,248	100.0%	$13,418,389	100.0%	$13,309,234	100.0%

Maturity Profile of Fixed Maturity Investments
Due in less than one year	$434,040	3.3%	$365,418	2.7%	$388,647	2.8%	$365,154	2.7%	$572,443	4.3%
Due after one through five years	6,147,438	47.2%	6,297,063	46.6%	6,540,886	47.3%	6,191,724	46.1%	5,569,638	41.9%
Due after five through ten years	3,650,795	28.0%	3,877,715	28.7%	4,003,465	28.9%	4,060,205	30.3%	3,786,423	28.4%
Due after ten years	260,876	2.0%	308,166	2.3%	346,146	2.5%	328,582	2.4%	549,453	4.1%
Mortgage-backed securities	1,493,507	11.5%	1,590,226	11.8%	1,618,926	11.7%	1,552,451	11.6%	1,943,137	14.6%
Asset-backed securities	1,042,429	8.0%	1,068,543	7.9%	941,178	6.8%	920,273	6.9%	888,140	6.7%
Total fixed maturity investments, at fair value	$13,029,085	100.0%	$13,507,131	100.0%	$13,839,248	100.0%	$13,418,389	100.0%	$13,309,234	100.0%

16

Investments
Investment Portfolio - Weighted Average Yield to Maturity and Credit Rating

				Credit Rating (1)
March 31, 2022	Amortized Cost	Fair Value	Weighted Average Yield to Maturity	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Short term investments	$4,685,280	$4,685,280	0.5%	$4,660,983	$14,553	$8,310	$201	$—	$1,233
		100.0%		99.5%	0.3%	0.2%	—%	—%	—%
Fixed maturity investments
U.S. treasuries	6,055,874	5,792,746	2.4%	—	5,792,746	—	—	—	—
Agencies
Fannie Mae and Freddie Mac	14,382	13,700	2.6%	—	13,700	—	—	—	—
Other agencies	365,783	349,556	2.5%	55,082	294,474	—	—	—	—
Total agencies	380,165	363,256	2.5%	55,082	308,174	—	—	—	—
Non-U.S. government	502,209	485,193	2.5%	211,074	201,677	57,983	13,198	1,261	—
Non-U.S. government-backed corporate	449,831	431,008	2.7%	164,555	231,336	28,564	2,150	4,403	—
Corporate	3,563,755	3,420,946	3.9%	22,287	145,002	1,140,343	1,077,806	1,003,343	32,165
Mortgage-backed
Residential mortgage-backed
Agency securities	741,536	714,176	3.0%	1,748	712,428	—	—	—	—
Non-agency securities	207,014	212,145	3.9%	41,011	10,144	1,792	6,309	104,323	48,566
Total residential mortgage-backed	948,550	926,321	3.2%	42,759	722,572	1,792	6,309	104,323	48,566
Commercial mortgage-backed	586,780	567,186	3.3%	451,078	84,833	7,116	15,979	2,374	5,806
Total mortgage-backed	1,535,330	1,493,507	3.3%	493,837	807,405	8,908	22,288	106,697	54,372
Asset-backed
Collateralized loan obligations	953,962	945,401	2.7%	644,063	182,153	51,512	33,864	23,245	10,564
Other	99,775	97,028	2.6%	82,315	4,106	8,291	647	1,669	—
Total asset-backed	1,053,737	1,042,429	2.7%	726,378	186,259	59,803	34,511	24,914	10,564
Total securitized assets	2,589,067	2,535,936	3.0%	1,220,215	993,664	68,711	56,799	131,611	64,936
Total fixed maturity investments	13,540,901	13,029,085	2.9%	1,673,213	7,672,599	1,295,601	1,149,953	1,140,618	97,101
		100.0%		12.8%	59.0%	9.9%	8.8%	8.8%	0.7%
Total consolidated fixed maturity and short term investments, at fair value	$18,226,181	$17,714,365	2.3%	$6,334,196	$7,687,152	$1,303,911	$1,150,154	$1,140,618	$98,334
		100.0%		35.8%	43.3%	7.4%	6.5%	6.4%	0.6%
(1) The credit ratings included in this table are those assigned by Standard & Poor’s Corporation (“S&P”). When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.

17

Other Items
Earnings per Share

	Three months ended
(common shares in thousands)	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Numerator:
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$(394,413)	$210,917	$(450,222)	$456,818	$(290,934)
Amount allocated to participating common shareholders (1)	(235)	(3,022)	(229)	(5,809)	(129)
Net income (loss) allocated to RenaissanceRe common shareholders	$(394,648)	$207,895	$(450,451)	$451,009	$(291,063)
Denominator:
Denominator for basic income (loss) per RenaissanceRe common share -
Weighted average common shares	43,357	44,722	46,223	48,163	49,579
Per common share equivalents of non-vested shares	—	26	—	63	—
Denominator for diluted income (loss) per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	43,357	44,748	46,223	48,226	49,579
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$(9.10)	$4.65	$(9.75)	$9.36	$(5.87)
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$(9.10)	$4.65	$(9.75)	$9.35	$(5.87)
(1)Represents earnings and dividends attributable to holders of unvested shares issued pursuant to the Company's stock compensation plans.

18

Comments on Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures within the meaning of Regulation G. The Company has consistently provided these financial measures in previous investor communications and the Company's management believes that these measures are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company's overall financial performance.
Operating Income (Loss) Available (Attributable) to RenaissanceRe Common Shareholders and Operating Return on Average Common Equity - Annualized
The Company uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income (loss) available (attributable) to RenaissanceRe common shareholders” as used herein differs from “net income (loss) available (attributable) to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on investments, excluding other investments - catastrophe bonds, net foreign exchange gains and losses, corporate expenses associated with the acquisition of TMR and the subsequent sale of RenaissanceRe UK, the income tax expense or benefit associated with these adjustments and the portion of these adjustments attributable to the Company's redeemable noncontrolling interests. The Company's management believes that “operating income (loss) available (attributable) to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company's results of operations by removing the variability arising from: fluctuations in the fair value of the Company's fixed maturity investment portfolio, equity investments trading, other investments (excluding catastrophe bonds) and investments-related derivatives; fluctuations in foreign exchange rates; corporate expenses associated with the acquisition of TMR and the subsequent sale of RenaissanceRe UK; the associated income tax expense or benefit of these adjustments; and the portion of these adjustments attributable to the Company's redeemable noncontrolling interests. The Company also uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” to calculate “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized.” The following table is a reconciliation of: (1) net income (loss) available (attributable) to RenaissanceRe common shareholders to “operating income (loss) available (attributable) to RenaissanceRe common shareholders”; (2) net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted to “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted”; and (3) return on average common equity - annualized to “operating return on average common equity - annualized.” Comparative information for all prior periods has been updated to conform to the current methodology and presentation.

19

Comments on Regulation G

	Three months ended
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$(394,413)	$210,917	$(450,222)	$456,818	$(290,934)
Adjustment for net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	664,756	11,560	36,077	(191,016)	326,480
Adjustment for net foreign exchange losses (gains)	15,486	16,697	4,755	(3,234)	22,788
Adjustment for corporate expenses associated with the acquisition of TMR and the subsequent sale of RenaissanceRe UK	—	—	—	—	135
Adjustment for income tax expense (benefit) (1)	(41,874)	(3,628)	286	11,786	(19,965)
Adjustment for net (loss) income attributable to redeemable noncontrolling interests (2)	(92,010)	(21,854)	(5,434)	3,696	(34,109)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders	$151,945	$213,692	$(414,538)	$278,050	$4,395

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$(9.10)	$4.65	$(9.75)	$9.35	$(5.87)
Adjustment for net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	15.33	0.26	0.78	(3.96)	6.59
Adjustment for net foreign exchange losses (gains)	0.36	0.37	0.10	(0.07)	0.46
Adjustment for corporate expenses associated with the acquisition of TMR and the subsequent sale of RenaissanceRe UK	—	—	—	—	—
Adjustment for income tax expense (benefit) (1)	(0.97)	(0.08)	0.01	0.24	(0.40)
Adjustment for net (loss) income attributable to redeemable noncontrolling interests (2)	(2.12)	(0.49)	(0.12)	0.08	(0.69)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$3.50	$4.71	$(8.98)	$5.64	$0.09

Return on average common equity - annualized	(28.1)%	14.2%	(28.4)%	27.6%	(17.1)%
Adjustment for net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	47.3%	0.8%	2.3%	(11.5)%	19.2%
Adjustment for net foreign exchange losses (gains)	1.1%	1.1%	0.3%	(0.2)%	1.4%
Adjustment for corporate expenses associated with the acquisition of TMR and the subsequent sale of RenaissanceRe UK	—%	—%	—%	—%	—%
Adjustment for income tax expense (benefit) (1)	(3.0)%	(0.2)%	—%	0.7%	(1.2)%
Adjustment for net (loss) income attributable to redeemable noncontrolling interests (2)	(6.5)%	(1.5)%	(0.3)%	0.2%	(2.0)%
Operating return on average common equity - annualized	10.8%	14.4%	(26.1)%	16.8%	0.3%
(1)Represents the income tax (expense) benefit associated with the adjustments to net income (loss) available (attributable) to RenaissanceRe common shareholders. The income tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors.
(2)Represents the portion of these adjustments that are attributable to the Company's redeemable noncontrolling interests, including the income tax impact of those adjustments.

20

Comments on Regulation G

Tangible Book Value Per Common Share and Tangible Book Value Per Common Share Plus Accumulated Dividends
The Company has included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets per share. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets per share, plus accumulated dividends. The Company's management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following table is a reconciliation of book value per common share to “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.”

	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Book value per common share	$121.44	$132.17	$128.91	$139.35	$131.15
Adjustment for goodwill and other intangibles (1)	(5.89)	(5.90)	(5.67)	(5.60)	(5.42)
Tangible book value per common share	115.55	126.27	123.24	133.75	125.73
Adjustment for accumulated dividends	23.89	23.52	23.16	22.80	22.44
Tangible book value per common share plus accumulated dividends	$139.44	$149.79	$146.40	$156.55	$148.17

Quarterly change in book value per common share	(8.1)%	2.5%	(7.5)%	6.3%	(5.3)%
Quarterly change in tangible book value per common share plus change in accumulated dividends	(8.2)%	2.8%	(7.6)%	6.7%	(5.3)%
Year to date change in book value per common share	(8.1)%	(4.5)%	(6.9)%	0.6%	(5.3)%
Year to date change in tangible book value per common share plus change in accumulated dividends	(8.2)%	(4.0)%	(6.6)%	1.0%	(5.3)%
(1)At March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021, and March 31, 2021, goodwill and other intangibles included $18.4 million, $18.6 million, $19.0 million, $22.4 million, and $22.7 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

21

Comments on Regulation G
Retained Total Investment Result
The Company has included in this Financial Supplement “retained total investment result.” “Retained total investment result" is defined as consolidated total investment result less the portion attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures. “Retained total investment result” differs from consolidated total investment result, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of the investment result attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures. The Company's management believes “retained total investment result” is useful to investors and other interested parties because it provides a measure of the portion of the Company's investment result, that impacts the investment result included in net income (loss) available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of consolidated total investment result to “retained total investment result.”

	Three months ended
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Net investment income	$83,691	$80,483	$78,267	$80,925	$79,804
Adjustment for net investment income attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures	(21,015)	(18,553)	(18,162)	(17,943)	(17,206)
Retained net investment income	62,676	61,930	60,105	62,982	62,598

Net realized and unrealized gains (losses) on investments	(673,017)	(21,518)	(42,071)	191,018	(345,563)
Adjustment for net realized and unrealized losses (gains) on investments attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures	88,393	23,171	4,096	(3,627)	26,875
Retained net realized and unrealized gains (losses) on investments	(584,624)	1,653	(37,975)	187,391	(318,688)

Total investment result	(589,326)	58,965	36,196	271,943	(265,759)
Adjustment for investment result attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures	67,378	4,618	(14,066)	(21,570)	9,669
Retained total investment result	$(521,948)	$63,583	$22,130	$250,373	$(256,090)

22

Comments on Regulation G
Retained Fixed Maturity and Short Term Investments, at Fair Value
The Company has included in this Financial Supplement “retained fixed maturity and short term investments, at fair value.” “Retained fixed maturity and short term investments, at fair value” is defined as total consolidated fixed maturity and short term investments, at fair value, less the portion of fixed maturity and short term investments, at fair value attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures. “Retained fixed maturity and short term investments, at fair value” differs from total consolidated fixed maturity and short term investments, at fair value, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of fixed maturity and short term investments, at fair value, attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures. The Company's management believes “retained fixed maturity and short term investments, at fair value” is useful to investors and other interested parties because it provides a measure of the portion of the Company's fixed maturity and short term investments, at fair value, that impacts the investment result included in net income (loss) available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of total consolidated fixed maturity and short term investments, at fair value, to “retained fixed maturity and short term investments, at fair value.”

	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Fixed maturity investments, at fair value	$13,029,085	$13,507,131	$13,839,248	$13,418,389	$13,309,234
Short term investments, at fair value	4,685,280	5,298,385	4,667,273	4,392,652	5,091,143
Total consolidated fixed maturity and short term investments, at fair value	$17,714,365	$18,805,516	$18,506,521	$17,811,041	$18,400,377
Adjustment for fixed maturity and short term investments attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures	(5,626,564)	(5,937,956)	(5,473,846)	(5,242,017)	(5,664,377)
Retained fixed maturity and short term investments, at fair value	$12,087,801	$12,867,560	$13,032,675	$12,569,024	$12,736,000

23